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                          SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                     SIMPSON MANUFACTURING CO., INC.
--------------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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                                     Page 1

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                                     Page 2

                         SIMPSON MANUFACTURING CO., INC.

                          4120 DUBLIN BLVD., SUITE 400
                            DUBLIN, CALIFORNIA 94568

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

      The annual meeting of stockholders of Simpson Manufacturing Co., Inc. (the "Company"), a Delaware corporation, will be held at 2:00 p.m., Pacific Daylight Time, on May 18, 2001, at the Company's home office located at 4120 Dublin Blvd., Suite 400, Dublin, California, for the following purposes:

      1. To elect two directors to the Company's Board of Directors, each to hold office for a three-year term and until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

      2. To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.

      3. To transact such other business as may properly come before the meeting.

      Only stockholders of record as of March 19, 2001, are entitled to notice of and will be entitled to vote at this meeting or any adjournment thereof.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Michael J. Herbert
                                        Secretary

Dublin, California
April 16, 2001


================================================================================
  TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE
  MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.
================================================================================

                         SIMPSON MANUFACTURING CO., INC.

                          4120 DUBLIN BLVD., SUITE 400
                            DUBLIN, CALIFORNIA 94568
                                 APRIL 16, 2001

                                 PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

      The accompanying proxy is solicited on behalf of the Board of Directors of Simpson Manufacturing Co., Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's home office located at 4120 Dublin Blvd., Suite 400, Dublin, California, on May 18, 2000, at 2:00 p.m., Pacific Daylight Time, or any adjournment (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on March 19, 2001, will be entitled to vote at the Meeting. At the close of business on that date, the Company had 12,083,112 shares of Common Stock outstanding and entitled to vote. A majority, or 6,041,557, of these shares, present in person or by proxy at the Meeting, will constitute a quorum for the transaction of business. This Proxy Statement and the Company's Annual Report to Stockholders for the year ended December 31, 2000, are being mailed to each stockholder on or about April 16, 2001.


REVOCABILITY OF PROXY

      A stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting, by (1) delivering to the Secretary of the Company (by any means, including facsimile) a written notice stating that the proxy is revoked, (2) signing and so delivering a proxy bearing a later date or (3) attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy). If, however, a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares to be voted.


EXPENSES OF PROXY SOLICITATION

      The expenses of this solicitation of proxies will be paid by the Company. Following the original mailing of this Proxy Statement and other soliciting materials, the Company or its agents may also solicit proxies by mail, telephone or facsimile or in person.


VOTING RIGHTS

      The holders of the Company's Common Stock are entitled to one vote per share on any matter submitted to a vote of the stockholders, except that, subject to certain conditions, stockholders may cumulate their votes in the election of directors, and each stockholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder or may distribute such stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder will be entitled, however, to cumulate votes (that is, cast for any nominee a number of votes greater than the number of votes that the stockholder normally is entitled to cast) unless the nominees' names have been placed in nomination prior to the voting and the stockholder gives notice at the Meeting prior to the voting of the stockholder's intention to cumulate the stockholder's votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for nominees. In the election of directors, the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected. Votes against a nominee and votes withheld have no legal effect.

      The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote for a substitute. The Company knows of no specific matter to be brought before the Meeting that is not identified in the notice of the Meeting or this Proxy Statement. If, however, proposals of stockholders that are not included in this Proxy Statement are presented at the Meeting, the proxies will be voted in the discretion of the proxy holders. Regulations of the Securities and Exchange Commission permit the proxies solicited by this Proxy Statement to confer discretionary authority with respect to matters of which the Company is not aware a reasonable time before the Meeting. Accordingly, the proxy holders may use their discretionary authority to vote with respect to any such matter pursuant to the proxies solicited hereby.

      Directors will be elected at the Meeting by a plurality of the votes cast at the Meeting by the holders of shares represented in person or by proxy. Approval of Proposal No. 2 will require the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares represented in person or by proxy. Abstentions and broker nonvotes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the number of shares voted on any item.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of March 19, 2001, unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (2) each director and director nominee, (3) each person currently serving as an executive officer of the Company named in the Summary Compensation Table (see "Executive Compensation" below), and (4) all current executive officers and directors of the Company as a group.

NAME AND, FOR EACH 5%              AMOUNT AND NATURE OF     PERCENT
BENEFICIAL OWNER, ADDRESS         BENEFICIAL OWNERSHIP(1)   OF CLASS
-------------------------         -----------------------   --------
Barclay Simpson(2)                      3,508,656            29.0%
  4120 Dublin Blvd., Suite 400
  Dublin, CA 94568

Royce & Associates, Inc. and
  Royce Management Company(3)             737,700             6.1%
  1414 Avenue of the Americas
  New York, NY 10019

Neuberger Berman, LLC(4)                  636,016             5.3%
  605 Third Avenue
  New York, NY 10158

Scudder Kemper Investments(5)             611,200             5.1%
  345 Park Avenue
  New York, NY 10154

Thomas J Fitzmyers(6)                     338,093             2.8%

Stephen B. Lamson(7)                       53,972                *

Donald M. Townsend(8)                      48,403                *

Earl F. Cheit(9)                            4,000                *

Peter N. Louras, Jr.(10)                    2,500                *

Sunne Wright McPeak(11)                     2,000                *

Barry Lawson Williams(12)                     500                *

Michael J. Herbert                              -                *

All current executive officers
  and directors as a group(13)          3,958,033            32.7%

----------
 *    Less than 1%

(1) The information in this table is based upon information supplied by officers and directors, and, with respect to principal stockholders, statements on Schedule 13D or 13G filed with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named in the table had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 1,250 shares subject to options granted under the 1994 Stock Option Plan that are exercisable within 60 days.

(3) Royce & Associates, Inc. ("RAI") and Royce Management Company ("RMC") beneficially owned an aggregate of 737,700 shares as of December 31, 2000, of which RAI had sole power to vote or direct the vote and to dispose or direct the disposition of 718,800 shares and RMC had sole power to vote or direct the vote and to dispose or direct the disposition of 18,900 shares. Charles M. Royce may be deemed to be a controlling person of RAI and RMC. Mr. Royce disclaimed beneficial ownership of the shares beneficially owned by RAI and RMC.

(4) Neuberger Berman, LLC ("Neuberger") is a registered investment advisor. In its capacity as investment advisor, Neuberger may have discretionary authority to dispose of or to vote shares that are under its management. As a result, Neuberger may be deemed to have beneficial ownership of such shares. Neuberger does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. Neuberger Berman Inc. owns 100% of Neuberger and Neuberger Berman Management, Inc. As of December 31, 2000, Neuberger had shared dispositive power with respect to 636,016 shares, sole voting power with respect to 273,816 shares and shared voting power with respect to 357,200 shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Funds are deemed to be beneficial owners for purpose of section 13(d) of the Securities and Exchange Act of 1934, as amended, since they have shared power to make decisions whether to retain or dispose of the securities. Neuberger is the sub-advisor to the Neuberger Funds. The above-mentioned shares are also included with the shared power to dispose calculation.

(5) Scudder Kemper Investments, Inc. ("Scudder") beneficially owned 611,200 shares as of December 31, 2000, and had investment power with respect to all 611,200 shares, sole power to vote or to direct the vote of 437,200 shares and shared power to vote or direct the vote of 12,300 shares.

(6) Includes 11,250 shares subject to options granted under the 1994 Stock Option Plan that are exercisable within 60 days.

(7) Includes 6,250 shares subject to options granted under the 1994 Stock Option Plan that are exercisable within 60 days.

(8) Includes 5,625 shares subject to options granted under the 1994 Stock Option Plan that are exercisable within 60 days.

(9) Includes 4,000 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(10) Includes 2,000 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(11) Includes 1,750 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(12) Includes 500 shares subject to options granted under the Company's 1995 Independent Director Stock Option Plan that are exercisable within 60 days.

(13) Includes 32,625 shares subject to options exercisable within 60 days, including the options described in the above notes.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES

      Stephen B. Lamson and Peter N. Louras, Jr., whose terms as directors expire in 2001, have been nominated for re-election at the Meeting. The names of the Company's directors, and certain information about them, are set forth below. It is intended that shares represented by proxies in the accompanying form will be voted for the election of Mr. Lamson and Mr. Louras. Although the Board of Directors does not know whether any nominations will be made at the Meeting other than the nomination of Mr. Lamson and Mr. Louras, if any nomination is made at the Meeting, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among either or both of the nominees of the Board of Directors in such order as they may determine.

                                          DIRECTOR
          NAME                    AGE      SINCE              POSITION
          ----                    ---     --------            --------
Barclay Simpson(1)(4)              79       1956     Chairman of the Board and Director
                                                      (term expiring in 2003)

Thomas J Fitzmyers                 60       1978     President and Chief Executive Officer
                                                      and Director (term expiring in 2002)

Stephen B. Lamson                  48       1990     President and Chief Operating Officer,
                                                      Simpson Strong-Tie Company Inc.,
                                                      and Director (term expiring in 2001)

Earl F. Cheit(2)(4)                74       1994     Director (term expiring in 2002)

Peter N. Louras, Jr.(1)(3)(4)      51       1999     Director (term expiring in 2001)

Sunne Wright McPeak(2)(4)          52       1994     Director (term expiring in 2003)

Barry Lawson Williams(1)(2)(3)(4)  56       1994     Director (term expiring in 2002)

----------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Member of 1994 Stock Option Plan Committee

(4) Member of the Growth Committee

The Board of Directors has not established a nominating committee.

EXECUTIVE OFFICERS

      Barclay Simpson, Thomas J Fitzmyers and Stephen B. Lamson are executive officers of the Company (in Stephen B. Lamson's case, by virtue of his policy making functions for the Company as President and Chief Operating Officer of Simpson Strong-Tie Company Inc.) and are also directors and executive officers of subsidiaries of the Company. Michael J. Herbert, age 42, is the Chief Financial Officer, Treasurer and Secretary of the Company and of subsidiaries of the Company and Donald M. Townsend, age 54, a director and the Chief Executive Officer of the Company's subsidiary, Simpson Dura-Vent Company, Inc. ("Simpson Dura-Vent" or "SDV"), are also regarded as executive officers of the Company, because, by virtue of their roles in management, they perform policy-making functions for the Company.

BIOGRAPHICAL INFORMATION

Barclay Simpson has been the Chairman of the Board of Directors and a director of the Company since 1956. Since 1982, Mr. Simpson and his wife have owned Barclay Simpson Fine Arts Gallery, a commercial art gallery in Lafayette, California. Mr. Simpson is also a member of the Boards of Directors of Civic Bancorp, Calender Robinson Insurance, the University Art Museum of the University of California at Berkeley, the California College of Arts and Crafts and other charitable and educational institutions.

Thomas J Fitzmyers has served as President and a director of the Company since 1978, as the Chief Executive Officer and a director of Simpson Strong-Tie Company Inc. ("Simpson Strong-Tie" or "SST") since 1983 and as a director of Simpson Dura-Vent since 1982. He was appointed as the Company's Chief Executive Officer in 1994. Mr. Fitzmyers was employed by Union Bank from 1971 to 1978. He was a Regional Vice President when he left Union Bank to join the Company in 1978.

Stephen B. Lamson has served as the President and Chief Operating Officer of Simpson Strong-Tie since 2000 and served as its Secretary from 1992 to 2000. Prior to that, he served as the Company's, SST's and Simpson Dura-Vent's Chief Financial Officer and Treasurer from 1989 to 2000 and as the Company's and SDV's Secretary from 1989 to 2000. Mr. Lamson has served as a director of the Company since 1990, as a director of SST since 1992 and as a director of SDV since 1989. From 1980 to 1989, Mr. Lamson was with Coopers & Lybrand. He was an audit manager when he left that firm to join the Company in 1989.

Earl F. Cheit has been a Senior Advisor to the Asia Foundation on Asia-Pacific Economic Affairs since 1984 and became Dean Emeritus of the Haas School of Business at the University of California, Berkeley, in 1992. He is currently a director of The Shaklee Corporation and a Trustee of Mills College.

Peter N. Louras, Jr. is a retired executive of The Clorox Company. He joined Clorox in 1980 and had been Group Vice President since May 1992. In this position, he served on Clorox's Executive Committee with overall responsibility for the company's international business activities and business development function, which handles all acquisitions and divestitures. Before joining Clorox, Mr. Louras, a certified public accountant, worked at Price Waterhouse in San Francisco. Mr. Louras is a member of the American Institute of CPAs and the Pennsylvania Institute of CPAs. He is currently a member of the Board of Regents of JFK University and sits on the boards of various not-for-profit organizations.

Sunne Wright McPeak has served since 1996 as the President and Chief Executive Officer of the Bay Area Council, a business-sponsored organization founded in 1945 that promotes economic prosperity and environmental quality in the San Francisco Bay Area. From 1993 to 1996, she was the President and Chief Executive Officer of the Bay Area Economic Forum, a partnership of government, business, academic and foundation sectors of the nine San Francisco Bay Area counties. From 1979 through 1994, she served on the Board of Supervisors of Contra Costa County, including several terms as Chair. Her most recent term as Chair concluded in 1992. In addition, Ms. McPeak served as President of the California State Association of Counties and has been a member of the advisory boards of the Urban Land Institute and California State University, Hayward. She is currently a director of the California Foundation for the Environment and the Economy and the Bridge Housing Corporation.

Barry Lawson Williams has been President of Williams Pacific Ventures Inc., a venture capital and real estate consulting firm, since 1987. He is a director of PG&E Corporation, CH2M HILL Companies, Ltd., USA Education, Inc., Newhall Land and Farming Co. Inc., Northwestern Mutual Life Insurance Co., R.H. Donnelly & Co., Synavant and Kaiser Permanente. Mr. Williams is also a General Partner of WDG Ventures Inc., a California limited partnership. He currently is interim President and Chief Executive Officer of the American Management Association International.

Michael J. Herbert has served as the Company's and its subsidiaries Chief Financial Officer, Treasurer and Secretary since 2000. From 1988 to 2000 he held various financial management positions, most recently as Director of Finance, with Sun Microsystems, Inc.

Donald M. Townsend has been employed by the Company since 1981 and has served as a director of Simpson Dura-Vent since 1984 and as its President and Chief Operating Officer since 1991. He has served as SDV's Chief Executive Officer since 1994. From 1984 to 1991, he was the Vice President and General Manager of SDV.

ATTENDANCE AT MEETINGS

        The Board of Directors held five meetings and its committees held a total of six meetings in 2000 (including four meetings of the Audit Committee and one meeting of the Compensation Committee). Each director attended 100% of the meetings of the Board of Directors and the committees on which he or she served in 2000.

THE BOARD RECOMMENDS A VOTE "FOR" ELECTION OF BOTH STEPHEN B. LAMSON AND PETER
N. LOURAS, JR., THE TWO NOMINEES FOR DIRECTOR AT THIS MEETING.


                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected PricewaterhouseCoopers LLP as its principal independent auditors to audit the Company's financial statements for 2001, and the stockholders will be asked to ratify such selection. PricewaterhouseCoopers LLP has audited the Company's financial statements since prior to 1975. A representative from PricewaterhouseCoopers LLP will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if he or she desires to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF SELECTION OF
PRICEWATERHOUSECOOPERS LLP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The table below provides information relating to compensation for the years ended December 31, 2000, 1999 and 1998, for the Chief Executive Officer and the other four most highly compensated executive officers of the Company, including the President and Chief Operating Officer of SST and the Chief Executive Officer of SDV (determined as of the end of 2000) (collectively, the "Named Executive Officers"). The amounts shown include compensation for services in all capacities that were provided to the Company and its subsidiaries.


                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                                    -------------------------------
                                       ANNUAL COMPENSATION             AWARDS(1)         PAYOUTS
                                ----------------------------------  -------------------------------
                                                           OTHER                 SECURITIES
                                                          ANNUAL     RESTRICTED   UNDERLYING  LTIP    ALL OTHER
     NAME AND                                             COMPEN-     STOCK      OPTIONS/     PAY-     COMPEN-
PRINCIPAL POSITION       YEAR   SALARY($)    BONUS($)    SATION($)   AWARDS($)   SARS(#)(1)  OUTS($) SATION($)(2)
------------------       ----   ---------   ---------    ---------   ----------  ----------- ------- ------------
Thomas J Fitzmyers,      2000    273,230    1,404,860           -         -             -        -       24,000
 President and Chief     1999    265,272    1,318,761           -         -         4,500        -       24,000
 Executive Officer of    1998    257,544    1,057,071           -         -         4,500        -       24,000
 the Company

Barclay Simpson,         2000    150,000      786,932           -         -             -        -       22,500
 Chairman of the Board   1999    150,000      738,706           -         -           500        -       22,500
 of the Company          1998    150,000      592,119           -         -           500        -       22,500

Stephen B. Lamson,       2000    180,000      861,247           -         -             -        -       24,000
 President and Chief     1999    116,940      781,396           -         -         2,500        -       17,541
 Operating Officer       1998    113,532      626,339           -         -         2,500        -       17,030
 of SST(3)

Michael J. Herbert       2000    103,333       86,430           -         -             -        -            -
 Chief Financial Officer
 and Secretary of the
 Company

Donald M. Townsend,      2000    182,607      410,091      13,412         -             -        -       24,000
 President and Chief     1999    177,288      489,724      13,021         -         2,500        -       24,000
 Executive Officer       1998    172,128      328,463      12,642         -             -        -       24,000
 of SDV

----------
(1) Shares subject to outstanding stock options, which have exercise prices of $37.44 to $48.13 per share.

(2) Represents contributions to the Company's profit sharing plan trusts for the accounts of the Named Executive Officers.

(3) Mr. Lamson was promoted to President and Chief Operating Officer of Simpson Strong-Tie in 2000. Prior to that, he was the Chief Financial Officer and Secretary of the Company.

EMPLOYEE STOCK OPTIONS

      There were no options to purchase shares of Common Stock granted or to be granted to the Named Executive Officers for the year ended December 31, 2000.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      DECEMBER 31, 2000, OPTION/SAR VALUES

                                                                NUMBER OF
                                                               SECURITIES                VALUE OF
                                                               UNDERLYING               UNEXERCISED
                                                               UNEXERCISED             IN-THE-MONEY
                                                              OPTIONS/SARS             OPTIONS/SARS
                           SHARES                            AT DECEMBER 31,          AT DECEMBER 31,
                         ACQUIRED ON      VALUE          2000, (#) EXERCISABLE/    2000, ($) EXERCISABLE/
     NAME                EXERCISE(#)   REALIZED($)(1)         UNEXERCISABLE            UNEXERCISABLE
---------------------  --------------  --------------    ----------------------    ----------------------
Thomas J Fitzmyers          7,110         247,514             11,250/11,250           332,930/149,695
Barclay Simpson                 -               -                 750/1,250             14,454/11,921
Stephen B. Lamson               -               -              26,798/6,250            996,607/83,164
Donald M. Townsend              -               -               2,500/5,625             63,555/92,734

----------
(1) The value realized for option exercises is the aggregate fair market value of the Company's Common Stock on the date of exercise less the exercise price.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Boards of Directors of the Company comprises Barclay Simpson, the Chairman of the Board of the Company, and Peter
N. Louras, Jr. and Barry Lawson Williams, both independent directors of the Company. Mr. Louras and Mr. Williams have no relationships with the Company or any of its subsidiaries other than as members of the Company's Board of Directors and certain committees of the Company's Board of Directors. Certain transactions to which Mr. Simpson, his affiliates and members of his family have been parties are described below.

Real Estate Transactions

      The Company, directly and through its subsidiaries, leases certain of its facilities from general partnerships (the "Partnerships") wholly or partly comprising current or former directors, officers, employees and stockholders of the Company and its subsidiaries. The Partnerships, their partners, the percentage interests of such partners in the Partnerships and the properties that the Partnerships lease, or previously leased and sold, to the Company or a subsidiary, are as follows:

    PARTNERSHIP               PARTNERS (PERCENTAGE INTERESTS)                             PROPERTY LOCATION
-------------------   ------------------------------------------------------------        -----------------
Simpson Investment    Barclay Simpson (77%), John B. Simpson (5%), Anne Simpson              San Leandro,
  Company ("SIC")       Gattis (5%), Jean D. Simpson (5%), Jeffrey P. Gainsborough            California
                        (2%), Julie Marie Simpson (2%), Elizabeth Simpson Murray
                        (2%) and Amy Simpson (2%)

Doolittle Investors   Barclay and Sharon Simpson (25.51%), SIC (25.51%), Everett             San Leandro,
                        H. Johnston Family Trust (23.13%), Judy F. Oliphant,                  California
                        Successor Trustee of the Oliphant Family Revocable
                        Trust Agreement Dated January 27, 1993 (Survivors Trust)
                        ("Oliphant Trust") (20.61%), and Thomas J Fitzmyers (5.24%),

Columbus-Westbelt
  Investment Co.      Barclay and Sharon Simpson (13.31%), Jeffrey P. Gainsborough           Columbus, Ohio
                        (11.01%), Julie Marie Simpson (11.01%), Elizabeth Simpson
                        Murray (11.01%) and Amy Simpson (11.01%), Everett H.
                        Johnston Family Trust (5.54%), Oliphant Trust (5.54%),
                        Tyrell T. Gilb Trust (5.54%), Doyle E. Norman (5.54%),
                        Robert J. Phelan (5.54%), Richard C. Perkins Trust (5.48%),
                        Stephen P. Eberhard (5.05%), Stephen B. Lamson (3.32%) and
                        Thomas J Fitzmyers (1.10%),

Vacaville Investors   Everett H. Johnston Family Trust (49.90%), SIC (27.50%),               Vacaville,
                        Oliphant Trust (12.47%), Barclay and Sharon Simpson                  California
                        (4.57%), Richard C. Perkins Trust (4.43%) and Thomas
                        J Fitzmyers (1.13%),

Vicksburg Investors   Everett H. Johnston Family Trust (41.17%), Barclay and                 Vicksburg,
                        Sharon Simpson (33.92%), Oliphant Trust (12.61%),                    Mississippi
                        Richard C. Perkins Trust (6.28%) and Thomas J
                        Fitzmyers (6.02%)


      Barclay Simpson is the managing partner of SIC, a general partnership of Mr. Simpson and his seven children. Everett H. Johnston, formerly a director and executive officer of the Company (now retired), is the managing partner of each Partnership other than SIC. Richard C. Perkins, Stephen P. Eberhard and Robert
J. Phelan are officers of SST and Doyle E. Norman and Tyrell T. Gilb (both now retired) are former employees of the Company. Sharon Simpson is Barclay Simpson's wife; and John B. Simpson, Anne Simpson Gattis, Jean D. Simpson, Jeffrey P. Gainsborough, Julie Marie Simpson, Elizabeth Simpson Murray and Amy Simpson are his children.

      Aggregate lease payments by the Company and its subsidiaries to the Partnerships in 2000, 1999 and 1998 were, and the terms of the leases will expire, as follows:

                                                  LEASE PAYMENTS              LEASE
                                         --------------------------------   EXPIRATION
    PARTNERSHIP                            2000        1999        1998        DATE
------------------                       ---------   ---------  ---------   ---------
SIC(1)                                   $ 197,594   $ 185,100  $ 185,100    12/31/01
Doolittle Investors(2)                     253,080     253,080    239,400    12/31/09
Columbus Westbelt Investment Co.           592,381     581,064    581,064     9/30/05
Vacaville Investors                        437,640     437,640    437,640    11/30/07
Vicksburg Investors                        367,013     354,868    353,411    11/30/03

----------
(1) In January 2001, the Company exercised its option to purchase the property leased from SIC. The transaction is expected to close in May 2001.
(2) In January 2001, the Doolittle Investors lease was extended through December 31, 2009.

      The leases with the Partnerships are expected to continue until the expiration of the respective terms of the leases, and they may hereafter be renewed. The Company's future rent obligations under the continuing leases are expected to be consistent with the rents paid in 2000, subject to adjustments as provided in certain of the leases.

      If and when any lease is proposed to be amended or renewed or any property subject to any lease is proposed to be purchased by the Company, the Company will enter into such transaction only with the approval of a majority of the directors of the Company who are not employees or officers of the Company and who are not partners of any of the Partnerships and only after such directors satisfy themselves that such transaction will be fair, just and reasonable as to the Company, beneficial to the Company and on terms reasonably consistent with the terms available from unrelated parties in similar transactions negotiated at arm's length.

      The Company does not intend in the future to lease from any of the Partnerships or any other entities controlled by any of its directors, officers or employees any facilities that are not on or adjacent to the property subject to the existing leases.

Cash Profit Sharing Bonus Plan

      The Company maintains a cash profit sharing bonus plan for the benefit of employees of the Company and its subsidiaries. The Company may change, amend or terminate its bonus plan at any time. Under the bonus plan as currently in effect, the Compensation Committee of the Board of Directors determines a "qualifying level" for the coming fiscal year for the Company, SDV and each branch of SST. The qualifying level is equal to the value of the net operating assets (as defined) of the Company, SDV or the respective branch of SST, multiplied by a rate of return on those assets. If profits exceed the qualifying level in any fiscal quarter, a portion of such excess profits is distributed to the eligible employees as cash bonuses. The percentage of excess profits distributed and the rates used to calculate the amounts to be distributed to the Named Executive Officers are determined by the Compensation Committee of the Board of Directors, while the percentage of excess profits distributed and the rates used to calculate the amounts to be distributed to all other participants are determined by the executive officers. The failure to earn a cash bonus in any given quarter does not affect the ability to earn a cash bonus in any other quarter. Amounts paid under these programs aggregated $18.6 million, $17.8 million and $14.6 million in 2000, 1999 and 1998, respectively, the amounts of which paid to Named Executive Officers in 2000, 1999 and 1998 are shown in the Summary Compensation Table above.

1994 Stock Option Plan

      By affording selected employees and directors of and consultants to the Company and its subsidiaries the opportunity to buy shares of Common Stock of the Company, the Simpson Manufacturing Co., Inc. 1994 Stock Option Plan (the "Option Plan") is intended to enhance the ability of the Company and its subsidiaries to retain the services of persons who are now employees, directors or consultants, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. The Option Plan was adopted by the Company's Board of Directors and approved by the Company's stockholders prior to the Company's initial public offering in 1994. It was amended in 1997 and again in 2000 with shareholder approval. No more than 2,000,000 shares of Common Stock may be sold (including shares already sold) pursuant to all options granted under the Option Plan. Common Stock sold on exercise of options granted under the Option Plan may be previously unissued shares or reacquired shares, bought on the market or otherwise. Options to purchase 139,750 and 117,250 shares of Common Stock were granted pursuant to commitments made related to the preceding fiscal years under the Option Plan in 1999 and 1998, respectively, and options to purchase 7,000 shares of Common Stock, out of a possible 178,500 shares, were committed to be granted in 2000. No options were committed to be granted under the Option Plan to Named Executive Officers in 2000. Options granted under the Option Plan to Named Executive Officers in 1999 and 1998 are shown in the Summary Compensation Table above.


Profit Sharing Plans

      The Company's subsidiaries maintain defined contribution profit sharing plans for their U.S. based salaried employees (the "Salaried Plan") and for U.S. based nonunion hourly employees (the "Hourly Plan"). An employee is eligible for participation in a given year if he or she is an employee on the first and last days of that calendar year and completes at least 1,000 hours of service during that calendar year for the Salaried Plan or 750 hours of service during that calendar year for the Hourly Plan. As of December 31, 2000, there were 349 employees participating in the Salaried Plan and 508 employees participating in the Hourly Plan. Under the Salaried Plan and the Hourly Plan, the Board of Directors may authorize contributions to the plan trusts in their exclusive discretion. Contributions to the plan trusts by the Company's subsidiaries are limited to the amount deductible for federal income tax purposes under section 404(a) of the Internal Revenue Code. Barclay Simpson and Michael J. Herbert, who are Named Executive Officers of the Company, are trustees of the plan trusts. Barclay Simpson is also a participant in the Salaried Plan. The amounts contributed by the Company for his account in 2000, 1999 and 1998 is shown in the Summary Compensation Table above. Certain of the Company's foreign subsidiaries maintain similar plans for their employees.


Compensation of Directors

      The Company's directors who do not receive compensation as officers or employees of the Company are each paid an annual retainer of $10,000 and a fee of $1,000 for attending in person each meeting of the Board of Directors and for attending in person each meeting of any committee held on a day when the Board of Directors does not meet. Each outside director is also paid $500 for each committee meeting he or she attends in person on the same day as a Board of Directors meeting and for each Board of Directors meeting attended by telephone conference. Directors are also reimbursed for expenses incurred in connection with their attendance at Board of Directors and committee meetings.


1995 Independent Director Stock Option Plan

      The Simpson Manufacturing Co., Inc. 1995 Independent Director Stock Option Plan (the "Independent Director Plan") was adopted by the Board of Directors and approved by the stockholders in 1995 and was amended by the Board of Directors in 1997. The purpose of the Independent Director Plan is to give independent directors of the Company an opportunity to buy shares of Common Stock of the Company, to encourage independent directors in their efforts on behalf of the Company and to secure their continued service to the Company. No options to purchase shares of Common Stock were committed to be granted under the Independent Director Plan in 2000.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors (the "Audit Committee") is responsible for financial and accounting management. Its policies and practices are described as follows:

      COMPOSITION. The Audit Committee is composed of three independent directors, as defined by the New York Stock Exchange rules, and operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Exhibit A. The members of the Audit Committee are Barry Lawson Williams, Chairman, Earl F. Cheit and Sunne Wright McPeak.

      RESPONSIBILITIES. The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report theron. The Audit Committee's responsibility is to oversee these processes.

      REVIEW WITH MANAGEMENT AND INDEPENDENT ACCOUNTANTS. The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

      The Company's independent accountants also provided the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, that firm's independence.

      SUMMARY. Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management, and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission. The Audit Committee believes that it has satisfied its responsibilities under its charter.


                                        AUDIT COMMITTEE
                                        -------------------------------
                                        Barry Lawson Williams, Chair
                                        Earl F. Cheit
                                        Sunne Wright McPeak


AUDIT AND RELATED FEES

      AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of Company's annual consolidated financial statements for 2000 and the review of the consolidated financial statements included in the Company's Forms 10-Q for 2000 were $186,000.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation fees for 2000.

      ALL OTHER FEES. The aggregate fees billed to the Company for all other services rendered by PricewaterhouseCoopers LLP for 2000, including fees for income tax preparation and consultation and for statutorily required reviews in certain locations outside the U.S. where the Company has operations, were $334,000.

      The Audit Committee has determined that the fees for services rendered were compatible with maintaining PricewaterhouseCoopers LLP's independence.


REPORT OF THE COMPENSATION COMMITTEE, 1994 STOCK OPTION PLAN COMMITTEE AND BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation Committee and the 1994 Stock Option Plan Committee of the Board of Directors are responsible for the development and review of the Company's compensation policy for all the salaried employees. The overall philosophy of the Company's compensation program is to provide a high degree of incentive to employees by creating programs that reward achievement of specific profit goals. The Company believes that these incentive programs based on profit targets are best suited to align the interests of employees and stockholders. The Company does not have any special plans for the Chief Executive Officer or other executive officers of the Company. The absence of special plans for the executive officers is intended to create a sense of unity and cooperation among the Company's employees. The four elements of the Company's compensation plan for most salaried employees and all officers are base salary, a profit sharing retirement plan, a cash profit sharing bonus plan and the Option Plan.

      The Compensation Committee has not performed any recent salary surveys, but based on surveys in prior years and recent raises, it believes the base salaries for the Chief Executive Officer and other executive officers are competitive when compared to similar companies. Stephen B. Lamson, who was promoted to President and Chief Operating Officer of Simpson Strong-Tie in 2000, received an increase in salary of 53.9%. Thomas J Fitzmyers, President and Chief Executive Officer, and Donald M. Townsend, President and Chief Executive Officer of SDV, each received an increase in salary of 3% in 2000. Barclay Simpson, Chairman, did not receive an increase in salary in 2000.

      All U.S. based salaried employees, including the Chief Executive Officer and other executive officers, participate in the profit sharing plan in proportion to their salaries. For 2000, 15% of all U.S. based salaried employees' base pay will be contributed to the profit sharing plan subject to the limitations of applicable law. In 2000, Thomas J Fitzmyers, President and Chief Executive Officer, Stephen B. Lamson, President and Chief Operating Officer of Simpson Strong-Tie and Donald M. Townsend, President and Chief Executive Officer of SDV, were subject to a contribution limit under applicable law; the Company's contribution to the profit sharing plan for their accounts was $24,000 each.

      All salaried employees, except those on commission programs, participate in the Company's quarterly cash profit sharing bonus plan. Annually, the Compensation Committee establishes an acceptable range of participation in the profits in excess of the qualifying level to be distributed as cash bonuses for each profit center. The Compensation Committee also approves the specific percentages to be distributed to the Chief Executive Officer and other executive officers. The executive officers determine the specific percentages for distributions to all other participating employees. Historically, the percentage of profits in excess of the qualifying level distributed under these plans has not changed substantially from year to year. Employees with higher levels of responsibility typically receive higher proportions of the cash profit sharing for their profit center. In 2000, the Chief Executive Officer received 514% of his base salary in cash profit sharing bonuses. Because the cash profit sharing bonus plan is based upon a return on net operating assets, and not subjectively determined, the Compensation Committee believes the plan provides substantial incentive to all participating employees, not only the Company's officers.

      The 1994 Stock Option Plan Committee believes an option plan is most effective if options are granted to all participants on an objective rather than subjective basis. Therefore, under the Option Plan, participants are granted options if Company-wide and profit center operating goals are met. The Compensation Committee establishes these goals at the beginning of the year. The 1994 Stock Option Plan Committee also believes that option plans with broad based participation are most effective. The 1994 Stock Option Plan Committee determines each year the employees who are eligible to participate in the Option Plan, based on job responsibilities and contributions made to the Company. At present, over one quarter of the Company's salaried employees participate in the Option Plan. The 1994 Stock Option Plan Committee determines the number of options to be granted under the Option Plan. In determining the potential grants, the 1994 Stock Option Plan Committee considers previous stock and option awards, current options owned, job responsibilities and contributions to the Company. These same considerations apply to option grants to the Chief Executive Officer and other executive officers. Because of the responsibilities of the Chief Executive Officer and the other executive officers, their stock option grants are generally higher than those of other participants who also achieve their goals. Most of the operating goals were not met in 2000 and, accordingly, options to purchase only 7,000 shares of Common Stock, out of a possible 178,500 shares, were committed to be granted in 2000.

      In 1995, the Company adopted the Independent Director Plan to give the outside members of the Board of Directors an opportunity to buy shares of Common Stock of the Company. The Independent Director Plan is administered by the Board of Directors (as its manager and not as its trustee) and determines which persons are eligible to be granted options. The Board of Directors believes this kind of option plan is most effective if options are granted to outside directors on an objective basis. Therefore, the Board of Directors determines the number of shares subject to options that they believe will be an appropriate incentive to be granted when an outside director becomes a member of the Board of Directors and if Company-wide operating goals, established by the Compensation Committee at the beginning of the year, are met. These operating goals were not met in 2000 and, accordingly, no stock options were committed to be granted to any of the outside directors.

                                                     1994 STOCK
                COMPENSATION COMMITTEE          OPTION PLAN COMMITTEE
               -----------------------       ----------------------------
               Barclay Simpson, Chair        Barry Lawson Williams, Chair
               Peter N. Louras, Jr.          Peter N. Louras, Jr.
               Barry Lawson Williams

COMPANY STOCK PRICE PERFORMANCE

        The graph below compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1995, through December 31, 2000, with the cumulative total return on the S & P 500 Index and the Dow Jones Building Materials Index over the same period (assuming the investment of $100 in the Company's Common Stock and in each of the indices on December 31, 1995, and reinvestment of all dividends).

                         SIMPSON MANUFACTURING CO., INC.
                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     DECEMBER 31, 1995, TO DECEMBER 31, 2000

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                               Dow Jones
            Simpson                                            Building
          Manufacturing             S & P 500                  Materials
            Co. Inc.                  Index                      Index
          -------------             ---------                  ---------
Dec-1995        $100                   $100                       $100
Dec-1996         170                    123                        118
Dec-1997         247                    164                        146
Dec-1998         277                    211                        168
Dec-1999         324                    255                        141
Dec-2000         378                    232                        140


Historical returns are not necessarily indicative of future performance.

                                 OTHER BUSINESS

      The Board of Directors does not presently intend to bring any other business before the Meeting and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DISCLAIMER REGARDING INCORPORATION BY REFERENCE OF THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PRICE PERFORMANCE GRAPH

      THE INFORMATION SHOWN IN THE SECTIONS ENTITLED "REPORT OF THE COMPENSATION COMMITTEE, THE 1994 STOCK OPTION PLAN COMMITTEE AND BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION" AND "COMPANY STOCK PRICE PERFORMANCE" SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY INCORPORATES THIS INFORMATION BY SPECIFIC REFERENCE, AND SUCH INFORMATION SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals for inclusion in the proxy statement and form of proxy relating to the Company's 2002 Annual Meeting of Stockholders must be received by the Company a reasonable time before the Company's solicitation is made, and in any event not later than December 15, 2001.

BY ORDER OF THE BOARD



Michael J. Herbert
Secretary

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROXY CAN BE REVOKED BY YOU AT ANY TIME BEFORE IT IS VOTED.

                                    EXHIBIT A

                         SIMPSON MANUFACTURING CO., INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                 AUGUST 1, 2000


I.    PURPOSE

The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Simpson Manufacturing Co., Inc. (the "Company") is to provide independent and objective oversight of the accounting functions and internal controls of Simpson Manufacturing Co., Inc., and its subsidiaries and to ensure the objectivity of the Company's financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.


II.   FUNCTIONS

The Audit Committee shall perform the following functions:

      1. Independent Accountants. Recommend to the Board the firm to be employed by the Company as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

      2. Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee also shall review with the independent accountants their report on the audit and review with management the independent accountants suggested changes or improvements in the Company's accounting practices or controls.

      3. Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.

      4. Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence.

      5. Financial Disclosure Documents. Review with management and the independent accountants the Company's financial disclosure documents, including all interim and annual financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-K. The review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure and reviewed by the independent accountants.

      6. Internal Control Systems. Review with management the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns.

      7. Ethical Environment. Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of conduct to guard against dishonest, unethical, or illegal activities.

      8. Oversight of Independent Accountants. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accountants. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

      9. Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

The Committee's function is one of oversight and review, and it is not expected to audit the Company, to define the scope of the audit, to control the Company's accounting practices, or to define the standards to be used in preparation of the Company's financial statements.


III.  COMPOSITION & INDEPENDENCE

The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Company's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman, and in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.


IV.   QUORUM AND MEETINGS

A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall meet on a regular basis. Meetings shall be scheduled at the discretion of the Chairman. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.


V.    REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

The Committee shall report to shareholders in Company's proxy statement for its annual meeting whether the Committee has satisfied its responsibilities under this Charter.


VI.   OTHER AUTHORITY

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

                                     [MAP]

--------------------------------------------------------------------------------

                                      PROXY

                         SIMPSON MANUFACTURING CO., INC.
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

The undersigned hereby appoints Barclay Simpson and Thomas J Fitzmyers, and each of them, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote on behalf of the undersigned all shares of the common stock of Simpson Manufacturing Co., Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 2001, at 4120 Dublin Blvd., Suite 400, Dublin, California, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such common stock, and the undersigned authorizes and instructs said proxies to vote as indicated on the reverse side hereof. The shares represented by this proxy will be voted as directed, or if directions are not indicated, will be voted for the election as directors of some or all of the persons listed on this proxy, in the manner described in the proxy statement. This proxy confers on the proxyholders the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in such proxy statement.

-----------                                                          -----------
SEE REVERSE    (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)      SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

----------------------------------------------
Follow these four easy steps:

1.  Read the accompanying Proxy Statement
    and Proxy Card.

2.  Call the toll-free number
    1-877-PRX-VOTE (1-877-779-8683)

3. Enter your 14-digit Voter Control Number located on you Proxy Card above your name.

4.  Follow the recorded instructions.
----------------------------------------------

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is
immediately confirmed and posted.
----------------------------------------------
Follow these four easy steps:

1.  Read the accompanying Proxy Statement
    and Proxy Card.

2.  Go to the Website
    http://www.eproxyvote.com/ssd

3. Enter your 14-digit Voter Control Number located on you Proxy Card above your name.

4.  Follow the instructions provided.
----------------------------------------------

YOUR VOTE IS IMPORTANT!
Go to HTTP://WWW.EPROXYVOTE.COM/SSD anytime!


DO NOT RETURN YOU PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



                                   DETACH HERE
--------------------------------------------------------------------------------
[X]   PLEASE MARK VOTES AS IN THIS EXAMPLE

Unless otherwise specified, this proxy will be voted for both of the nominees listed below as directors and for proposal 2, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Such other matters are not related.

                                                                                                  FOR    AGAINST  ABSTAIN
1. Election of Directors to serve for three-year terms   2. Ratification of appointment of
   NOMINEES: (01) Stephen B. Lamson and                     Pricewaterhouse Coopers LLP           [ ]      [ ]      [ ]
             (02) Peter N. Louras, Jr.                      as independent auditors

       FOR                   WITHHOLD
      BOTH    [ ]       [ ]  FROM BOTH
    NOMINEES                 NOMINEES


[ ] -----------------------------------------------------
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)


                                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                                                                          IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND
                                                                          RETURN THIS PROXY CARD PROMPTLY USING THE
                                                                          ENCLOSED ENVELOPE
                                                                          (Please sign exactly as name appears, at left,
                                                                          indicating title or representative capacity,
                                                                          where applicable)


Signature:                     Date:           Signature:                     Date:
          ---------------------     -----------          ---------------------     ------------